UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2004

GRANT VENTURES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-50133	82-0490737
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

64 East Winchester, Suite 205, Murray, Utah 84107
(Address of Principal Executive Offices) (Zip Code)

(801) 261-8736

(Registrant’s telephone number, including area code)

5792 South 900 East, Suite B, Salt Lake City, Utah 84121

(Former Name or Former Address, If Changed Since Last Report)

Item 2.01.               Completion of Acquisition or Disposition of Assets.

On July 30, 2004, Grant Ventures, Inc. (the “Company”, “we” or “us”) completed the merger contemplated by the merger agreement (the “Merger Agreement”), dated July 6, 2004, by and among the Company, Impact Diagnostics, Inc., a privately held Utah corporation (“Impact Diagnostics”), and Impact Acquisition Corporation (“Impact Acquisition”), a Utah corporation and wholly owned subsidiary of the Company.  Pursuant to the terms of the Merger Agreement, Impact Acquisition was merged into Impact Diagnostics (the “Merger”).  As a result of the Merger, Impact Diagnostics is now a wholly owned subsidiary of the Company and the Company now, indirectly through Impact Diagnostics, owns all of the assets of Impact Diagnostics.

Impact Diagnostics plans to develop products to improve the efficiency of diagnosing cervical cancer, including a sensitive, reliable, non-invasive test, which is expected to cost less than other tests currently used.

This report on Form 8-K/A amends the Company’s Current Report on Form 8-K dated August 6, 2004 to include additional financial statements and pro forma financial information required by Item 9.01 of Form 8-K.  The audited financial statements of Impact Diagnostics for the years ending December 31, 2003 and December 31, 2002 were included with the Company’s Current Report on Form 8-K dated August 6, 2004.

Item 3.02.               Unregistered Sales of Equity Securities.

As previously disclosed in the Company’s Current Report on Form 8-K dated August 6, 2004 and the Company’s Form 10-QSB for the period ending June 30, 2004, in connection with the Merger, between July 30 and August 16, 2004, we sold a total of 1,694,822 units, at a purchase price of $0.9175 per unit ($0.1835 per share), resulting in gross proceeds to the Company of $1,555,000.  Each unit is comprised of five (5) shares of our common stock and a warrant to purchase one (1) share of our common stock at an exercise price of $0.18 per share. On August 19, 2004, we completed the sale of an additional 217,303 units as part of the same financing, resulting in additional gross proceeds to the Company of $199,375.  The total number of units sold in the financing was 1,912,125 and the gross proceeds to the Company from the financing were $1,754,375.   The units were sold to individuals and institutional investors, all of whom were “accredited investors”, as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).  The securities sold in the financing were sold in reliance upon the exemption from registration under Rule 506 of Regulation D promulgated under the Securities Act.  Each of the investors represented to us that the investor was an accredited investor and represented to us the investor’s intention to acquire our securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

Item 9.01.               Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.  See Exhibit 99.1 (unaudited financial statements of Impact Diagnostics, Inc. for the six month periods ending June 30, 2004 and June 30, 2003)

(b)           Pro Forma Financial Information.  See Exhibit 99.2 (unaudited pro forma combined financial statements of Grant Ventures, Inc. and Impact Diagnostics, Inc.)

(c)           Exhibits.

Exhibit Number	Description

99.1	Unaudited financial statements of Impact Diagnostics, Inc. as at and for the six months ending June 30, 2004 and June 30, 2003.

99.2	Unaudited pro forma combined financial statements of Grant Ventures, Inc. and Impact Diagnostics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANT VENTURES, INC.

Date: September 2, 2004	By:	/s/ Stan Yakatan
Name: Stan Yakatan
Title: President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Unaudited financial statements of Impact Diagnostics, Inc. as at and for the six months ending June 30, 2004 and June 30, 2003.

99.2	Unaudited pro forma combined financial statements of Grant Ventures, Inc. and Impact Diagnostics, Inc.